LEASES	12 Months Ended
Dec. 31, 2022
LEASES
LEASES

NOTE 10:-LEASES

a.Lease agreements:

The Group as a lessee:

The Group’s facilities are leased under several lease agreements for periods ending up to 2033, with options to extend the leases ending up to 2038. In addition, the Group has various operating lease agreements with respect to motor vehicles.

Lease expenses of office rent and vehicles for the years ended December 31, 2022, 2021 and 2020 were approximately $8,015, $8,297 and $8,000, respectively. Sublease income for the years ended December 31, 2022, 2021 and 2020 were approximately $1,516, $1,547 and $1,405, respectively.

The Group’s operating lease agreements have remaining lease terms ranging from one year to 10.26 years, including agreements with options to extend the leases for up to five years.

The following table represents the weighted-average remaining lease term and discount rate:

Year ended
December 31,
2022
Weighted average remaining lease term	1.83 years
Weighted average discount rate	2.14%

The following table presents supplemental cash flows information related to the lease costs for operating leases:

December 31,
2022
Cash paid for amounts included in measurement of lease liabilities:
Operating cash flows for operating leases (*)	$8,852

(*) Total operating cash flows for operating leases have been reduced by lease receipt in the amount of $743 in connection with lease modification agreement of the Company’s U.S. subsidiary, due to lease termination prior to its scheduled expiration date.

The discount rate was determined based on the estimated collateralized borrowing rate of the Group, adjusted to the specific lease term and location of each lease.

NOTE 10:-LEASES (Cont.)

Maturities of operating lease liabilities were as follows:

Year ending December 31,
2023	$8,199
2024	2,112
2025	1,103
2026	847
2027 and thereafter	2,200

Total lease payments	$14,461

Less- imputed interest	$(743)
Present value of lease liabilities	$13,718

In November 2022, the Company entered into a new lease agreement in Park Naymi, which is located near Messubim Junction in Israel (the "New Lease Agreement"). The New Lease Agreement will replace the current lease agreement in Israel which is scheduled to expire in January 2024. Pursuant to the New Lease Agreement, the Company will lease from the landlord an approximately 10,000 square foot facility (the "Premises"). The lease of the Premises, which is still under construction, is expected to commence in 2023. The initial lease term under the New Lease Agreement is for seven years, commencing upon the transfer of possession of the Premises. The Company additionally hold options under the New Lease Agreement to extend the lease term for additional periods of up to 12 years.

The Group as a lessor:

Revenue from sales-type leases is presented on a gross basis when the Group enters into a lease to realize value from a product that it would otherwise sell in its ordinary course of business. Interest income for the year ended December 31, 2022, was 75, and was included in financial income (expenses), net in the Consolidated Statement of Operations.

The Group recognized 19,802 and 2,152 of product revenue and cost of product revenue at the commencement date of sales-type leases for the year ended December 31, 2022. The Group's short term and long-term net investment in a lease receivable as of December 31, 2022, were 7,972 and 13,099, respectively and are presented within Trade receivables and Long-term trade receivables in the Consolidated Balance Sheets.

The following table illustrates the Group's future sales-type lease receipts as of December 31, 2022:

Year ending December 31,
2023	$7,972
2024	6,632
2025	4,382
2026	1,460
2027 and thereafter	625
Total Future Minimum receipts	$21,071
Less - Unearned interest income	$(463)
Total	$20,608